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                       SECURITIES AND EXCHANGE COMMISSION


                            WASHINGTON, D.C.  20549


                                  ------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) March 27, 1997


                      First Union National Bank of Georgia
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             (Exact name of registrant as specified in its charter)

                                  on behalf of

                      First Union Master Credit Card Trust
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      United States                         33-98546                58-1051808
-------------------------------     ------------------------      --------------
(State or Other Jurisdiction of     (Commission File Number)     (IRS Employer
Incorporation)                                                   Identification
                                                                 Number)
              999 Peachtree Street
               Atlanta, Georgia                                    30309
     -------------------------------------                       ----------
    (Address of Principal Executive Office)                      (Zip Code)

Registrant's telephone number, including area code (404) 827-7350


                                         N/A
--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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INFORMATION TO BE INCLUDED IN THE REPORT

Items 1-4.       Not Applicable

Item 5. The First Union Master Credit Card Trust's Annual Independent Accountant's Reports of KPMG Peat Marwick LLP were completed on March 27, 1997.

                 Effective March 31, 1997, the First Union Master Credit Card Trust's Series 1996-1 Supplement, dated as of March 5, 1996 (the "Series 1996-1 Supplement"), to the Pooling and Servicing Agreement, dated as of September 29, 1995, as amended by the First Amendment to the Pooling and Servicing Agreement, dated as of February 22, 1996 and as further amended by the Second Amendment to the Pooling and Servicing Agreement, dated as of March 31, 1996 and as further amended by the Third Amendment to the Pooling and Servicing Agreement, dated as of June 13, 1996 (as amended from time to time, the "Pooling and Servicing Agreement") was amended by the Second Amendment to the Series 1996-1 Supplement to the Pooling and Servicing Agreement dated as of March 31, 1997. Effective March 31, 1997, the First Union Master Credit Card Trust's Series 1996-2 Supplement, dated as of April 23, 1996 (the "Series 1996-2 Supplement), to the Pooling and Servicing Agreement was amended by the Second Amendment to the Series 1996-2 Supplement to the Pooling and Servicing Agreement dated as of March 31, 1997. The purpose of these amendments is to reduce the amount of servicing compensation paid to First Union National Bank of Georgia to $0 for the calendar months of April, May and June of 1997. As a result, the "Base Rate" as such term is defined in each of the Series 1996-1 Supplement and the Series 1996-2 Supplement will be lower for those months than would otherwise be the case.

Item 6.          Not Applicable.

Item 7.          Exhibits.

                 The following are filed as Exhibits to this Report under Exhibits 4.1, 4.2 and 99.1.

         Exhibit 4.1 Second Amendment to Series 1996-1 Series Supplement to the Pooling and Servicing Agreement.

         Exhibit 4.2 Second Amendment to Series 1996-2 Series Supplement to the Pooling and Servicing Agreement.

         Exhibit 99.1 Annual Independent Accountant's Reports of KPMG Peat Marwick LLP.

Items 8-9.       Not Applicable.





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                                   SIGNATURES

                 Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                            FIRST UNION NATIONAL BANK
                                              OF GEORGIA



                                            By: /s/ James H. Gilbraith II
                                               ----------------------------
                                               Name: James H. Gilbraith II
                                               Title: Vice President and
                                                      Managing Director





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                                 EXHIBIT INDEX


Exhibit                           Description
-------                           -----------
Exhibit 4.1              Second Amendment to Series 1996-1 Series Supplement to the Pooling and
                         Servicing Agreement.

Exhibit 4.2              Second Amendment to Series 1996-2 Series Supplement to the Pooling and
                         Servicing Agreement.

Exhibit 99.1             Annual Independent Accountant's Reports of KPMG Peat Marwick LLP.





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